UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2020

CSW INDUSTRIALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 500

Dallas, Texas 75240

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSWI	Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Existing Credit Agreement

CSW Industrials, Inc., a Delaware corporation (the “Company”), is a party to that certain First Amended and Restated Credit Agreement, dated as of September 15, 2017 (as amended, amended and restated, supplemented or otherwise modified prior to December 1, 2020, the “Existing Credit Agreement”), by and among the Company, CSW Industrials Holdings, Inc., Whitmore Manufacturing, LLC, the other loan parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders party thereto, providing for a revolving credit facility with commitments in the aggregate principal amount of $250.0 million (the “Commitment”).

On December 1, 2020, the Company, the Administrative Agent and one of the existing lenders under the Existing Credit Agreement agreed to amend the terms of the Existing Credit Agreement (the “First Incremental Amendment”) to utilize the Existing Credit Agreement’s incremental “accordion” feature and increase the Commitment from $250.0 million to $300.0 million (which also reduced the available incremental commitment by a corresponding amount).

The foregoing description of the First Incremental Amendment and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the First Incremental Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	First Amendment (Incremental Amendment) to First Amended and Restated Credit Agreement, by and among CSW Industrials Holdings, Inc. and Whitmore Manufacturing, LLC, the other Loan Parties party hereto and JPMorgan Chase Bank, N.A., individually and its capacity as the Administrative Agent, Swingline Lender and Issuing Bank.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2020

By:	/s/ Luke E. Alverson
Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary